EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the Annual Report of On2 Technologies, Inc. (the "Company") on Form 10-KSB for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Douglas A. McIntyre, Chairman, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section. 1350, as adopted pursuant Section. 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Company.


/s/ DOUGLAS A. MCINTYRE
-----------------------------------
Douglas A. McIntyre
Chairman, President and
Chief Executive Officer
On2 Technologies, Inc.

March 29, 2004